SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 15, 2004

TRUMP HOTELS & CASINO RESORTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13794	13-3818402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY ASSOCIATES

(Exact name of registrant as specified in its charter)

New Jersey	333-00643	22-3213714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-00643	22-3418939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING II, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43979	22-3550202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP ATLANTIC CITY FUNDING III, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-43975	22-3550203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475879
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

TRUMP CASINO FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-104916	45-0475877
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

C/O Trump Hotels & Casino Resorts Holdings, L.P. 1000 Boardwalk at Virginia Avenue Atlantic City, New Jersey		08401
(Address of principal executive offices)		(Zip Code)

609-449-6515

(Registrant’s telephone number, including area code)

Item 7.01.  Regulation FD Disclosure.

As disclosed in its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2004, Trump Hotels & Casino Resorts, Inc. (the “Company”) and certain of its subsidiaries have entered into that certain Restructuring Support Agreement, dated August 9, 2004 (the “Restructuring Support Agreement”), with certain holders of Trump Atlantic City Associates’ First Mortgage Notes due 2006 and Donald J. Trump regarding a proposed recapitalization of the Company and its subsidiaries (the “Proposed Recapitalization”).  The Company will utilize the 30-day grace period with respect to the September 15, 2004 interest payment on Trump Casino Holdings, LLC's First and Second Priority Mortgage Notes due 2010, as permitted under the indentures governing such notes.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements so long as those statements are identified as forward-looking and are accompanied by meaningful cautionary statements identifying important factors that could cause actual results to differ materially from those projected in such statements.

The information contained herein includes statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The forward-looking statements made herein are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995.  All statements included or incorporated by reference herein, other than statements of historical fact, that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance and achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  This can occur as a result of inaccurate assumptions or as a consequence of known or unknown risks and uncertainties.  You can identify these statements by the fact that they do not relate strictly to historical or current facts.  They use words such as “anticipate,” “estimate,” “intend,” “plan,” “project,” “forecast,” “may,” “predict,” “target,” “potential,” “proposed,” “contemplated,” “will,” “should,” “could,” “would,” “expect” and other words of similar meaning.  Any or all of the forward-looking statements may turn out to be wrong.  They can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and other factors.

These risks, uncertainties and other factors include the following factors as well as other factors described from time to time in the Company’s reports filed with the Securities and Exchange Commission, including the negotiation and performance of definitive transaction documents in connection with the Proposed Recapitalization; the Company’s ability to obtain the required consents of noteholders and other constituencies to carry out the Proposed Recapitalization; the proposed investment by DLJ Merchant Banking Partners III, L.P. (“DLJMB”) and DLJMB’s role in the recapitalized Company; the negotiation of the potential arrangements with Donald J. Trump in connection with the Proposed Recapitalization; court approval of the Company’s first day papers and other motions prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 case (or any significant delay with respect thereto); the risk that certain parties may challenge the enforceability of the Restructuring Support Agreement; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, or for the appointment of a chapter 11 trustee or to convert the case to a chapter 7 case; the ability of the Company to continue as a going concern; the ability of the Company to obtain trade credit, and shipments and terms with vendors and service providers for current orders; the Company’s ability to maintain contracts that are critical to its operations; potential adverse developments with respect to the Company’s liquidity or results of operations; the ability to fund and execute its business plan; the ability to attract, retain and compensate key executives and associates; the ability of the Company to attract and retain customers; licenses and approvals under applicable laws and regulations, including gaming laws and regulations; adverse outcomes of pending litigation or the possibility of new litigation; changes in the competitive climate in which the Company operates; or a broad downturn in the economy as a whole.  Accordingly, the forward-looking statements contained herein may not be realized and may differ significantly from the Company’s actual results.  In addition, there may be other factors that could cause the Company’s actual results to be materially different from the results referenced, expressed or implied, in the forward-looking statements.  Many of these factors will be important in determining the Company’s actual future results.  Consequently, no forward-looking statement can be guaranteed.

All forward-looking statements contained herein, and all subsequent written and oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this cautionary statement.  Forward-looking statements speak only as of the date they are made, and the Company disclaims any obligation to update any forward-looking statements, including the information contained herein, to reflect events or circumstances after the date hereof, except as otherwise required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUMP HOTELS & CASINO RESORTS, INC.

	/s/	John P. Burke
John P. Burke
Executive Vice President and Corporate Treasurer

Dated: September 15, 2004

TRUMP ATLANTIC CITY ASSOCIATES

	By:	TRUMP ATLANTIC CITY HOLDING, INC., its Managing General Partner

	/s/	John P. Burke
John P. Burke
Vice President and Treasurer

Dated: September 15, 2004

TRUMP ATLANTIC CITY FUNDING, INC.

By:
	/s/	John P. Burke
John P. Burke
Treasurer

Dated: September 15, 2004

TRUMP ATLANTIC CITY FUNDING II, INC.

By:
	/s/	John P. Burke
John P. Burke
Treasurer

Dated: September 15, 2004

TRUMP ATLANTIC CITY FUNDING III, INC.

By:
	/s/	John P. Burke
John P. Burke
Treasurer

Dated: September 15, 2004

TRUMP CASINO HOLDINGS, LLC

	By:	/s/ John P. Burke
John P. Burke
Executive Vice President
(Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: September 15, 2004

TRUMP CASINO FUNDING, INC.

	By:	/s/ John P. Burke
John P. Burke
Executive Vice President
(Duly Authorized Officer and Principal Financial and Accounting Officer)

Dated: September 15, 2004